STOCK PURCHASE AGREEMENT
entered into
December 24, 2003
FARMER BROS. CO.,
a California corporation
Catherine Crowe,
and
Roy F. Farmer
as trustee
Table of Contents                                                   Page

ARTICLE I PURCHASE AND SALE OF SHARES                                 1
Section 1.1 Sale and Transfer of Shares.                              1
Section 1.2 Consideration; Allocation of Purchase Price.              2
Section 1.3 Reimbursement of Expenses.                                2
Section 1.4 Proxy.                                                    2
ARTICLE II REPRESENTATIONS AND WARRANTIES OF CATHERINE CROWE2         2
Section 2.1 Power and Authority.                                      3
Section 2.2 Binding Agreement.                                        3
Section 2.3 Good Title Conveyed.                                      3
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE             3
Section 3.1 Power and Authority.                                      3
Section 3.2 Binding Agreement.                                        3
Section 3.3 Good Title Conveyed.                                      3
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY              3
Section 4.1 Organization.                                             4
Section 4.2 Authorization; Validity of Agreement;
            Necessary Action.                                         4
Section 4.3 Consents and Approvals; No Violations.                    4
ARTICLE V INDEMNIFICATION                                             5
Section 5.1 Indemnification Obligations of the Company.               5
Section 5.2 Notice of Third Party Claims; Defense.                    6
Section 5.3 Survival.                                                 7
Section 5.4 Subrogation.                                              7
Section 5.5 Tax Effect of Indemnification Payments.                   7
Section 5.6 Remedies Cumulative.                                      7
ARTICLE VI MISCELLANEOUS                                              7
Section 6.1 Fees and Expenses.                                        7
Section 6.2 Amendment and Modification.                               7
Section 6.3 Notices.                                                  8
Section 6.4 Counterparts.                                             9
Section 6.5 Entire Agreement; Assignment.                             9
Section 6.6 Severability.                                             9
Section 6.7 Governing Law.                                           10













STOCK PURCHASE AGREEMENT
               This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of December 24, 2003, by and among Farmer Bros. Co., a California corporation (the "Company"), Catherine Crowe and Roy F. Farmer, as trustee ("Trustee") for the trusts listed on Schedule I (collectively, the "Trusts") W I T N E S S E T H
               WHEREAS, Catherine Crowe is the owner of 203,430 shares of the common stock of the Company ("Common Stock");
               WHEREAS, the Trusts collectively own 240,415 shares of Common Stock that are held for the benefit of Catherine Crowe and her children:
Steven Crowe and Janis Crowe and other members of the Crowe family (collectively, the Crowe Beneficiaries");
               WHEREAS, certain of the Crowe Beneficiaries and Trustee are a party to litigation pending in the Superior Court for the State of California for the County of Los Angeles (the "Court"), entitled; in the Matter of the Roy E. Farmer I Children's Trust, Pursuant to Children's Trust Agreement, dated October 24, 1957, Case No. BP 079060 (the "Litigation");
               WHEREAS, the parties to the Litigation have entered into that certain Settlement Agreement, dated as of December 23, 2003 (the "Settlement Agreement") pursuant to which such parties have agreed to settle the Litigation (the "Settlement") in accordance with the Settlement Agreement and such Settlement Agreement has been approved by the Court;
               WHEREAS, pursuant to the terms of the Settlement Agreement, and as part of the Settlement, the Company has agreed to purchase all of the shares of Common Stock owned by Catherine Crowe and owned by the Trusts for the benefit of the Crowe beneficiaries (collectively, the "Crowe Family Shares"), and Catherine Crowe and the Trustee, on behalf of the Trusts, have agreed to sell to the Company all the Crowe Family Shares, subject to the terms and conditions of this Agreement; and
               NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
PURCHASE AND SALE OF SHARES
        Section 1.1   Sale and Transfer of Shares.
               (a) Catherine Crowe by the concurrent execution of one or more stock powers in the form of Exhibit A, and by delivery to the Company of all related stock certificates, hereby sells, conveys, assigns, transfers and delivers to the Company all the Crowe Family Shares owned by her, free and clear of any and all liens (including liens for taxes), charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever (collectively, "Encumbrances").
               (b) Subject to the terms and conditions of this Agreement, Trustee by the concurrent execution of one or more stock powers in the form of Exhibit B, in his capacity as Trustee of each Trust, and by delivery to the Company of all related stock certificates, hereby sells, conveys, assigns, transfers and delivers to the Company all the Crowe Family Shares owned by the Trusts, free and clear of all Encumbrances.
        Section 1.2   Consideration; Allocation of Purchase Price.

               In consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to the Company of the Crowe Family Shares, concurrently with the execution and delivery of this Agreement and the aforementioned stock powers, and the delivery of the related stock certificates, the Company shall deliver to Catherine Crowe and the Trustee (on behalf of the Trusts), a total of $110,961,042.95 (One Hundred Ten Million Nine Hundred Sixty-One Thousand Forty-Two Dollars and Ninety-Five Cents (the "Purchase Price")). The Purchase Price shall be allocated among Catherine Crowe and the Trusts as set forth in the Settlement Agreement and shall be delivered by wire transfer or bank transfer of immediately available funds in accordance with such allocation.
        Section 1.3   Reimbursement of Expenses.

               Concurrently with the wire transfer of the Purchase Price to Catherine Crowe and the Trustee (on behalf of the Trusts) pursuant to Section 1.2, the Company shall deliver by wire transfer of immediately available funds $200,207.05 (Two Hundred Thousand Two Hundred Seven Dollars and Five Cents) to counsel to Catherine Crowe in accordance with the wire transfer instructions described on Schedule II for transaction costs related to this Agreement and the consummation of the purchase and sale of the Crowe Family Shares as contemplated hereunder.
        Section 1.4   Proxy.
               If the Company requests in writing, Catherine Crowe and the Trustee shall each execute a proxy card for the annual meeting of the Company's shareholders voting the Crowe Family Shares held by each of them, respectively, as directed by the Company.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF CATHERINE CROWE
               Catherine Crowe represents and warrants to the Company that the statements contained in this Article II are true and correct.
        Section 2.1   Power and Authority.
               Catherine Crowe has full power and authority to execute and deliver this Agreement and to consummate the purchase and sale of the Crowe Family shares owned by her.
        Section 2.2   Binding Agreement.
               This Agreement has been duly executed and delivered by Catherine Crowe and, assuming the due and valid authorization, execution and delivery hereof by the Trustee and the Company, this Agreement is a valid and binding obligation of Catherine Crowe enforceable against her in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors? rights generally.
        Section 2.3   Good Title Conveyed.
               The stock certificates, stock powers, endorsements, assignments and other instruments concurrently executed and delivered by Catherine Crowe to the Company are valid and binding obligations of Catherine Crowe, enforceable in accordance with their respective terms, and will effectively vest in the Company good, valid and marketable title to the Crowe Family Shares to be transferred to the Company by Catherine Crowe pursuant to and as contemplated by this Agreement, free and clear of all Encumbrances.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE
               Roy F. Farmer, in his capacity as Trustee of the Trusts, represents and warrants to the Company that the statements contained in this
Article III are true and correct.
        Section 3.1   Power and Authority.
               The Trustee has full power and authority to execute and deliver this Agreement on behalf of the Trusts and to consummate the purchase and sale of the Crowe Family shares owned by the Trusts. No other action on the part of the Trustee or the Trusts is necessary to authorize the execution and delivery by the Trustee of this Agreement or the consummation of the purchase and sale of the Crowe Family Shares owned by the Trusts to the Company hereunder.
        Section 3.2   Binding Agreement.
               This Agreement has been duly executed and delivered by the Trustee on behalf of the Trusts and, assuming the due and valid authorization, execution and delivery hereof by Catherine Crowe and the Company, this Agreement is a valid and binding obligation of the Trustee enforceable against him in his capacity as Trustee in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors? rights generally.
        Section 3.3   Good Title Conveyed.
               The stock certificates, stock powers, endorsements, assignments and other instruments concurrently executed and delivered by the Trustee on behalf of the Trusts to the Company are valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, and will effectively vest in the Company good, valid and marketable title to the Crowe Family Shares to be transferred to the Company by the Trustee on behalf of the Trusts pursuant to and as contemplated by this Agreement, free and clear of all Encumbrances.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
               The Company represents and warrants to Catherine Crowe and the Trustee that the statements contained in this Article IV are true and correct.
        Section 4.1   Organization.
               The Company is a corporation duly incorporated, validly existing and in good standing under the laws of State of California.
        Section 4.2 Authorization; Validity of Agreement; Necessary Action. The Company has full power and authority to execute and deliver this Agreement and to consummate the purchase and sale of the Crowe Family Shares contemplated hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the purchase and sale of the Crowe Family Shares contemplated hereunder have been duly authorized by the board of directors of the Company and no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement or the purchase and sale of the Crowe Family Shares contemplated hereunder. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Catherine Crowe and the Trustee, this Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors? rights generally.
        Section 4.3   Consents and Approvals; No Violations.
               None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the purchase and sale of the Crowe Family Shares contemplated hereunder or compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the articles of incorporation, bylaws or other organizational documents of the Company, (ii) require any filing with, or permit, authorization, consent or approval of, any governmental entity,
(iii) require any consent, approval or notice under, or result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any agreement to which the Company is a party or by which its assets or properties are bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets or properties, including, without limitation, Sections 500 and 501 of the California Corporations Code and all applicable federal and state securities laws..
ARTICLE V
INDEMNIFICATION
        Section 5.1   Indemnification Obligations of the Company.
               The Company shall indemnify, defend and hold harmless Catherine Crowe and the other Crowe Beneficiaries, the Trustee (in his capacity as such) and the Trusts, and all their respective successors, assigns and attorneys (collectively, the "Indemnified Persons") from and against and in respect of any and all actual losses, liabilities, damages, judgments, settlements and expenses (including interest and penalties recovered by a third party with respect thereto and reasonable attorneys' fees and expenses and reasonable accountants' fees and expenses incurred in the investigation, negotiation or defense of any of the same, whether or not suit is brought, or in asserting, preserving or enforcing any of the rights of the Indemnified Persons arising under Article V) (collectively, "Damages") incurred by any of the Indemnified Persons that arise out of or relate to the purchase and sale of the Crowe Family Shares pursuant to this Agreement, the Settlement Agreement or any of the transactions contemplated by the Settlement Agreement. If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless, the Company agrees to contribute to the Damages involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and by the Indemnified Person, on the other hand, with respect to the purchase and sale of the Crowe Family Shares contemplated hereunder or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of the Indemnified Person on the other hand. For purposes of determining such relative benefits, the parties agree that the Company derived substantial benefit by the purchase of the Crowe Family Shares at a price per share significantly below the last trading price for shares of Company common stock. Notwithstanding the foregoing, the Company shall not be liable to indemnify any Indemnified Person for (x) any Damages resulting from any breach of a representation, warranty or covenant of such Indemnified Person contained in this Agreement, the Settlement Agreement or any other agreement executed in connection with the Settlement, (y) any violation of law by an Indemnified Person, except where such violation of law results from a breach by the Company of any of its representations or warranties or (z) any taxes, charges, fees, duties, levies, penalties or other assessments imposed by any federal, state, local or foreign governmental authority and any interest, penalties or additions attributable thereto or attributable to any failure to comply with any requirement regarding tax returns.
        Section 5.2   Notice of Third Party Claims; Defense.
               An Indemnified Person under this Article V shall give the Company prompt notice of any third party claim that may give rise to any indemnification obligation under this Article V, together with the estimated amount of such claim, and the Company shall have the right to assume the defense (at the Company's expense) of any such claim through counsel selected by the Company, subject to the approval of the Indemnified Person, which shall not be unreasonably withheld (and in this regard Skadden, Arps, Slate, Meagher & Flom LLP is hereby approved by the Indemnified Persons) by so notifying such Indemnified Person within 30 days of the first receipt by the Company of such notice from such Indemnified Person. Failure to give such notice shall not affect the indemnification obligations hereunder in the absence of actual and material prejudice. If, under applicable standards of professional conduct, a conflict with respect to any significant issue between any Indemnified Person and the Company exists in respect of such third party claim, the Company shall pay the reasonable fees and expenses of one additional counsel to represent the Catherine Crowe and the other Crowe Family Beneficiaries, and one additional counsel to represent the Trustee and members of the Farmer family, as may be required to be retained in order to eliminate such conflict, and upon request of the Indemnified Person, shall advance such expenses. The Company shall be liable for the fees and expenses of counsel employed by the Indemnified Person for any period during which the Company has not assumed the defense of any such third party claim (other than during any period in which the Indemnified Person will have failed to give notice of the third party claim as provided above). If the Company assumes such defense, the Indemnified Person shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Company, it being understood that the Company shall control such defense. If the Company chooses to defend any third party claim, the Indemnified Person shall cooperate in the defense thereof. If the Company chooses to defend any third party claim, the Indemnified Person shall agree to any settlement, compromise or discharge of such third party claim that the Company may recommend and that by its terms discharges the Indemnified Person from the full amount of liability in connection with such third party claim, and the Indemnified Person shall not be required to agree to the entry of any judgment or enter into any settlement that (i) provides for injunctive or other non-monetary relief affecting the Indemnified Person or (ii) does not include as an unconditional term thereof, the giving of a release from all liability with respect to such claim by each claimant or plaintiff to each Indemnified Person that is the subject of such third party claim. The Indemnified Person shall not enter into any settlement of a third party claim for which the Company is liable for indemnification without the written consent of the Company, which consent shall not be unreasonably withheld.
        Section 5.3   Survival.
               The indemnification and contribution obligations of the parties set forth in this Article V and the covenants, representations and warranties of the parties contained in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the consummation by the Company of the purchase and sale of the Crowe Family Shares contemplated hereunder.
        Section 5.4   Subrogation.
               The Company shall be subrogated to the Indemnified Person?s rights of recovery to the extent of any losses satisfied by the Company. Catherine Crowe and the Trustee, as applicable, shall execute and deliver such instruments and papers as are requested to assign such rights and assist in the exercise thereof.
        Section 5.5   Tax Effect of Indemnification Payments.
               All indemnity payments made by the Company to the Indemnified Persons pursuant to this Agreement shall be treated for all tax purposes as adjustments to the consideration paid with respect to the Crowe Family Shares.
        Section 5.6   Remedies Cumulative.
               Subject to the limitations and qualifications set forth in this Article V, the remedies provided herein shall be cumulative and shall not preclude the assertion by the parties hereto of any other rights or the seeking of any other remedies, whether at law or in equity, against the other parties, or their respective successors or assigns.
ARTICLE VI
MISCELLANEOUS
        Section 6.1   Fees and Expenses.
               Except for the reimbursement of expenses described in Section 1.3, all costs and expenses incurred in connection with this Agreement and the consummation of the purchase and sale of the Crowe Family Shares contemplated hereunder shall be paid by the party incurring such expenses, except that all transfer taxes, if any, shall be borne and paid by Catherine Crowe and the Trustee (in his capacity as such).
        Section 6.2   Amendment and Modification.
               This Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.
        Section 6.3   Notices.
               Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods: (a) personal delivery;
(b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service. Such notices and communications shall be sent to the appropriate party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above, provided however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

if to Catherine Crowe, to:
Name:       Catherine Crowe
Address:    7821 Stewart Avenue
            Los Angeles, California 90045

with a copy (which shall not constitute notice) to:
Name:       Robert S. Barry, Esq.
Address:    Loeb & Loeb LLP
            10100 Santa Monica Blvd., Suite 2200
            Los Angeles, California 90067
Fax No.:    310-282-2200

if to the Trustee, to:
Name:       Roy F. Farmer, Trustee
Address:    5915 South Holt Avenue
Los Angeles, California 90056

with a copy (which shall not constitute notice) to:
Name:       Marshal Oldman, Esq.
            Oldman Cooley et al LLP
Address:    16133 Ventura Blvd, PH#A
            Encino, California 91436-2408
Fax No.:    (818) 986-8080

if to the Company, to:
Name:       Farmer Bros. Co.
Address:    20333 South Normandie Avenue
            Torrance, California 90502
Attention:  John Simmons
Fax No.:    (310) 787-5376

with a copy (which shall not constitute notice) to:
Name:       Joseph Giunta, Esq.
            Skadden, Arps, Slate, Meagher & Flom LLP
Address:    300 S. Grand Avenue, Suite 3400
            Los Angeles, California 90071
Fax No.:    (213) 687-5600

        Section 6.4   Counterparts.
               This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.
        Section 6.5   Entire Agreement; Assignment.
               This Agreement (including the Exhibits and Schedules attached hereto) together with the Settlement Agreement and the other agreements contemplated by the Settlement Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
               This Agreement shall not be assigned by any party, except that the Company may assign its rights hereunder to an affiliate, provided that no such assignment by the Company shall relieve the Company of any of its obligations hereunder.
        Section 6.6   Severability.
               Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.
        Section 6.7   Governing Law.
               THIS AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

       /s/ Catherine Crowe
	__________________________________________
        	Catherine Crowe

       /s/ Roy F. Farmer
	__________________________________________
, in his capacity as Trustee of each of the trusts listed on Schedule I hereto

FARMER BROS. CO.
       /s/ Roy E. Farmer
By:	__________________________________________
        	Roy E. Farmer
        	Chief Executive Officer


EXHIBIT A



STOCK POWER
               FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _________________________________________________________
203,430 shares of Common Stock of FARMER BROS. CO., a California corporation, represented by certificate number(s) _____________ standing in the name of the undersigned on the books of said corporation. The undersigned does
hereby irrevocably constitute and appoint                            attorney
to transfer the shares of said corporation, with full power of substitution in the premises.
               Dated: December___, 2003.

________________________
	Catherine Crowe

EXHIBIT B



               FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ___________________________________________________________
______ shares of Common Stock of FARMER BROS. CO., a California corporation, represented by certificate number(s) _____________ standing in the name of the undersigned on the books of said corporation. The undersigned does
hereby irrevocably constitute and appoint                            attorney
to transfer the shares of said corporation, with full power of substitution in the premises.
               Dated: December___, 2003.
________________________
Roy F. Farmer, in his
capacity as Trustee of
_________________

SCHEDULE I

NAME OF TRUST/BENEFICIARY TRUSTEE TAX ID NO. NUMBER OF SHARES
CHILDREN?S TRUST B, October 24, 1957 Roy F. Farmer 146,365
Beneficiaries: Crowe Children
ELIZABETH H. FARMER TRUST,
December 21, 1964 Roy F. Farmer 32,175 Beneficiary:  Janis Crowe
ELIZABETH H. FARMER TRUST,
December 21, 1964 Roy F. Farmer 32,175 Beneficiary:  Steven Crowe
ELIZABETH H. FARMER TRUST, August 4, 1969 Roy F. Farmer 7500 Beneficiary:
Janis Crowe
ELIZABETH H. FARMER TRUST, August 4, 1969 Roy F. Farmer 7500 Beneficiary:
Steven Crowe
ELIZABETH H. FARMER TRUST,
August 4, 1969 Roy F. Farmer 7500 Beneficiary:  Catherine Crowe
ELIZABETH H. FARMER TRUST
May 3, 1972 Roy F. Farmer 2400 Beneficiary:  Janis Crowe
ELIZABETH FARMER TRUST
MAY 3, 1972 Roy F. Farmer 2400 Beneficiary:  Catherine Crowe
ELIZABETH FARMER TRUST
May 3, 1972, as succeeded by Declaration of Trust, dated March 12, 1995 Roy F. Farmer 2400 Beneficiary: Steven Crowe:
TOTAL 240,415


SCHEDULE II

Wire Transfer Instructions:
City National Bank
606 South Olive
Los Angeles, CA 90014
ABA# 122016066
Beneficiary:  Loeb & Loeb LLP General Account
Acct#XXX-XXXXX2